                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report(Date of Earliest Event Reported): March 1, 2001




                           RAVISENT TECHNOLOGIES INC.
             (Exact Name of Registrant as Specified in its Charter)


                 Delaware                           000-26287
       (State of Other Jurisdiction          (Commission File Number)
                                                of Incorporation)


                                   23-2763854
                      (I.R.S. Employer Identification No.)


                            205 Great Valley Parkway
                                Malvern, PA 19355
          (Address of Principal Executive Offices, Including Zip Code)


                                 (800) 700-0362
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


Effective as of March 1, 2001 and pursuant to an Asset Acquisition Agreement dated as of January 18, 2001, RAVISENT Technologies Inc. and certain of its subsidiaries, Ravisent I.P., Inc. a Nevada corporation, Ravisent Operating Company, Inc., a Delaware corporation and VIONA Development Hard and Software Engineering GmbH & Co. KG, a German limited partnership (collectively, "Ravisent"), sold and licensed certain assets related to Ravisent's consumer electronics business to STMicroelectronics, NV, a Dutch corporation, STMicroelectronics, Inc., a Delaware corporation and STMicroelectronics GmbH (collectively, "STMicroelectronics"). The assets sold and licensed include certain of the contracts, equipment, intangible assets, intellectual property, prepaid expenses, accounts receivable and other assets primarily related to the operation of the consumer electronics business. In addition, approximately 80 of Ravisent's employees, most of whom were associated with the consumer electronics business, accepted employment with STMicroelectronics in connection with the asset sale. Pursuant to the terms of the Asset Acquisition Agreement, STMicroelectronics paid approximately $55.1 million in cash consideration, of which $0.8 million is being held by a third party in escrow for a period of 18 months for indemnification purposes. In connection with the asset sale, Ravisent and certain of its subsidiaries granted to STMicroelectronics certain non-exclusive rights to license and distribute certain of its technology used in its Internet appliance products and personal computer products.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.


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
Exhibit No.  Description
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2.1*         Asset Acquisition Agreement dated as of January 18, 2001 among STMicroelectronics,
             Inc., STMicroelectronics, NV and RAVISENT Technologies Inc., RAVISENT I.P., Inc.
             and RAVISENT Operating Company, Inc.
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99.1         Press Release of RAVISENT Technologies Inc., dated March 5, 2001 (filed herewith).
--------------------------------------------------------------------------------------------------
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99.2         Unaudited Pro Forma Consolidated Balance Sheet as of December 31,
             2000, giving effect to the disposition of the Consumer Electronics business, and the Unaudited Pro Forma Consolidated Statement of
             Operations for the year ended December 31, 2000.
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             * The exhibits and schedules to the Asset Acquisition Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2001


                  RAVISENT Technologies Inc.

                  /s/ Thomas J. Fogarty

                  By:  Thomas J. Fogarty
                  Senior Vice President and Chief Financial Officer


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